Cedar Fair, L.P.

Cedar Fair

Magnum Management Corporation

Knott's Berry Farm

$20,000,000 5.66% Senior Notes, Series D, due February 8, 2007

$20,000,000 6.56% Senior Notes, Series E, due February 8, 2012

$20,000,000 6.61% Senior Notes, Series F, due February 8, 2013

$20,000,000 6.66% Senior Notes, Series G, due February 8, 2014

$20,000,000 6.71% Senior Notes, Series H, due February 8, 2015

______________

Note Purchase Agreement

_____________

Dated as of February 8, 2002

Table of Contents

(Not a part of the Agreement)

Section Heading Page

Section 1. Authorization of Notes *

Section 2. Sale and Purchase of Notes; Guaranty *

Section 2.1. Sale and Purchase of Notes *

Section 2.2. Guaranty *

Section 3. Closings *

Section 4. Conditions to Each Closing *

Section 4.1. Representations and Warranties *

Section 4.2. Performance; No Default. *

Section 4.3. Compliance Certificates *

Section 4.4. Opinions of Counsel *

Section 4.5. Intercreditor Agreement and Subsidiary Guaranty *

Section 4.6. Consent *

Section 4.7. Purchase Permitted By Applicable Law, Etc *

Section 4.8. Sale of Other Notes *

Section 4.9. Payment of Special Counsel Fees. *

Section 4.10. Private Placement Number *

Section 4.11. Changes in Corporate Structure *

Section 4.12. Funding Instructions *

Section 4.13. Proceedings and Documents *

Section 5. Representations and Warranties of the Obligors *

Section 5.1. Organization; Power and Authority *

Section 5.2. Authorization, Etc *

Section 5.3. Disclosure *

Section 5.4. Organization and Ownership of Shares of Subsidiaries *

Section 5.5. Financial Statements *

Section 5.6. Compliance with Laws, Other Instruments, Etc *

Section 5.7. Governmental Authorizations, Etc *

Section 5.8. Litigation; Observance of Statutes and Orders *

Section 5.9. Taxes *

Section 5.10. Title to Property; Leases *

Section 5.11. Licenses, Permits, Etc *

Section 5.12. Compliance with ERISA *

Section 5.13. Private Offering by the Obligors *

Section 5.14. Use of Proceeds; Margin Regulations *

Section 5.15. Existing Indebtedness *

Section 5.16. Foreign Assets Control Regulations, Etc *

Section 5.17. Status under Certain Statutes *

Section 5.18. Notes Rank Pari Passu *

Section 5.19. Existing Investments *

Section 6. Representations of the Purchaser *

Section 6.1. Purchase for Investment *

Section 6.2. Source of Funds *

Section 7. Information as to the Obligors *

Section 7.1. Financial and Business Information *

Section 7.2. Officer's Certificate *

Section 7.3. Inspection *

Section 8. Prepayment of the Notes *

Section 8.1. Required Prepayments *

Section 8.2. Optional Prepayments with Make-Whole Amount *

Section 8.3. Allocation of Partial Prepayments *

Section 8.4. Maturity; Surrender, Etc *

Section 8.5. Purchase of Notes *

Section 8.6. Make-Whole Amount *

Section 9. Affirmative Covenants *

Section 9.1. Compliance with Law *

Section 9.2. Insurance *

Section 9.3. Maintenance of Properties *

Section 9.4. Payment of Taxes *

Section 9.5. Legal Existence, Etc *

Section 9.6. Notes to Rank Pari Passu *

Section 9.7. Guaranty by Subsidiaries *

Section 10. Negative Covenants *

Section 10.1. Consolidated Owners' Equity *

Section 10.2. Consolidated Priority Indebtedness *

Section 10.3. Limitations on Funded Debt *

Section 10.4. Subsidiary Indebtedness *

Section 10.5. Limitation on Liens *

Section 10.6. Investments *

Section 10.7. Restrictions on Dividends of Subsidiaries *

Section 10.8. Sale of Assets, Etc *

Section 10.9. Merger, Consolidation, Etc *

Section 10.10. Line of Business *

Section 10.11. Transactions with Affiliates *

Section 11. Events of Default *

Section 12. Remedies on Default, Etc *

Section 12.1. Acceleration *

Section 12.2. Other Remedies *

Section 12.3. Rescission *

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc *

Section 13. Registration; Exchange; Substitution of Notes *

Section 13.1. Registration of Notes *

Section 13.2. Transfer and Exchange of Notes *

Section 13.3. Replacement of Notes *

Section 14. Payments on Notes *

Section 14.1. Place of Payment *

Section 14.2. Home Office Payment *

Section 15. Expenses, Etc *

Section 15.1. Transaction Expenses *

Section 15.2. Survival *

Section 16. Survival of Representations and Warranties; Entire Agreement *

Section 17. Amendment and Waiver *

Section 17.1. Requirements *

Section 17.2. Solicitation of Holders of Notes *

Section 17.3. Binding Effect, Etc *

Section 17.4. Notes Held by Obligors, Etc *

Section 18. Notices *

Section 19. Reproduction of Documents *

Section 20. Confidential Information *

Section 21. Substitution of Purchaser *

Section 22. Miscellaneous *

Section 22.1. Successors and Assigns *

Section 22.2. Payments Due on Non-Business Days *

Section 22.3. Severability *

Section 22.4. Construction *

Section 22.5. Counterparts *

Section 22.6. Governing Law *

Section 22.7. Submission to Jurisdiction *

Section 22.8. Limited Liability of Partners *

Section 22.9. Nature of Obligations *

Signature *

Attachments to Note Purchase Agreement:

Schedule A - Information Relating To Purchasers

Schedule B - Defined Terms

Schedule 4.11 - Changes in Corporate Structure

Schedule 5.3 - Disclosure Materials

Schedule 5.4 - Subsidiaries of the Obligors and Ownership of Subsidiary Stock

Schedule 5.5 - Financial Statements

Schedule 5.8 - Certain Litigation

Schedule 5.11 - Patents, etc.

Schedule 5.14 - Use of Proceeds

Schedule 5.15 - Existing Indebtedness

Schedule 5.19 - Existing Investments

Exhibit 1(a) - Form of 5.66% Senior Notes, Series D, due February 8, 2007

Exhibit 1(b) - Form of 6.56% Senior Notes, Series E, due February 8, 2012

Exhibit 1(c) - Form of 6.61% Senior Notes, Series F, due February 8, 2013

Exhibit 1(d) - Form of 6.66% Senior Notes, Series G, due February 8, 2014

Exhibit 1(e) - Form of 6.71% Senior Notes, Series H, due February 8, 2015

Exhibit 4.4(a) - Form of Opinion of Special Counsel for the Obligors

Exhibit 4.4(b) - Form of Opinion of Special Counsel for the Purchasers

Exhibit 4.5 - Form of Amended and Restated Intercreditor Agreement

Exhibit 5 - Form of Subsidiary Guaranty

Cedar Fair, L.P.
Cedar Fair
Magnum Management Corporation
Knott's Berry Farm

1 Cedar Point Drive
Sandusky, Ohio 44870

Re:

$20,000,000 5.66% Senior Notes, Series D, due February 8, 2007

$20,000,000 6.56% Senior Notes, Series E, due February 8, 2012

$20,000,000 6.61% Senior Notes, Series F, due February 8, 2013

$20,000,000 6.66% Senior Notes, Series G, due February 8, 2014

$20,000,000 6.71% Senior Notes, Series H, due February 8, 2015

Dated as of

February 8, 2002

To the Purchaser listed in

the attached Schedule A who

is a signatory to this Agreement:

Ladies and Gentlemen:

Cedar Fair, L.P., a Delaware limited partnership ("Cedar L.P."), Cedar Fair, an Ohio general partnership ("Cedar"), Magnum Management Corporation, an Ohio corporation ("Magnum"), and Knott's Berry Farm, a California general partnership ("Knott's"; Knott's together with Cedar L.P., Cedar and Magnum are each hereinafter individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally agree with you as follows:

Section 1. Authorization of Notes.

The Obligors will authorize the issue and sale of (a) $20,000,000 aggregate principal amount of their 5.66% Senior Notes, Series D, due February 8, 2007 (the "Series D Notes"), (b) $20,000,000 aggregate principal amount of their 6.56% Senior Notes, Series E, due February 8, 2012 (the "Series E Notes"), (c) $20,000,000 aggregate principal amount of their 6.61% Senior Notes, Series F, due February 8, 2013 (the "Series F Notes"), (d) $20,000,000 aggregate principal amount of their 6.66% Senior Notes, Series G, due February 8, 2014 (the "Series G Notes") and (e) $20,000,000 aggregate principal amount of their 6.71% Senior Notes, Series H, due February 8, 2015 (the "Series H Notes"; the Series D Notes, the Series E Notes, the Series F Notes, the Series G Notes and the Series H Notes being hereinafter collectively referred to as the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1(a), 1(b), 1(c), 1(d) and 1(e), respectively, with such changes therefrom, if any, as may be approved by you and the Obligors. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 2. Sale and Purchase of Notes; Guaranty.

Section 2.1. Sale and Purchase of Notes. Subject to the terms and conditions of this Agreement, the Obligors will issue and sell to you and you will purchase from the Obligors, at the Closing provided for in Section 3, Notes in the principal amount and of the series specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Obligors are entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in Schedule A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount and of the series specified opposite its name in Schedule A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

Section 2.2. Guaranty. (a) The payment by the Obligors of all amounts due with respect to the Notes and the performance by the Obligors of their respective obligations under this Agreement and the Other Agreements will be absolutely and unconditionally guaranteed by Michigan's Adventure, Inc. (together with any additional Subsidiary who delivers a guaranty pursuant to Section 9.7, the "Subsidiary Guarantors") pursuant to the guaranty agreement substantially in the form of Exhibit 5 attached hereto and made a part hereof (as the same may be amended, modified, extended or renewed, the "Subsidiary Guaranty").

(b) The enforcement of the rights and benefits in respect of the Subsidiary Guaranty and the allocation of proceeds thereof shall be subject to an intercreditor agreement substantially in the form of Exhibit 4.5 attached hereto and made a part hereof (as the same may be amended, modified, extended or renewed, the "Amended and Restated Intercreditor Agreement").

Section 3. Closings.

The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler, 111 West Monroe St., Chicago, IL 60603, at 10:00 A.M. Chicago time, on the date or dates set forth opposite your name on Schedule A, the first of which shall occur on February 8, 2002, the second of which shall occur on March 15, 2002 and the third of which shall occur on April 30, 2002 (individually, each called a "Closing" and collectively the "Closings") or, in the case of each such Closing, on such other Business Day thereafter as may be agreed upon by the Obligors and you and the Other Purchasers. At each Closing, the Obligors will deliver to you the Notes of the series to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of such Closing and registered in your name (or in the name of your nominee), against delivery by you to the Obligors or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Obligors to account number 1001515467 at KeyBank National Association, ABA #041001039. If on the date of a Closing on which you are scheduled to purchase Notes the Obligors shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

Section 4. Conditions to Each Closing.

Your obligation to purchase and pay for the Notes to be sold to you at each Closing on which you are scheduled to purchase and pay for such Notes is subject to the fulfillment to your satisfaction, prior to or at such Closing, of the following conditions:

Section 4.1. Representations and Warranties. (a) The representations and warranties of each of the Obligors in this Agreement shall be correct when made and at the time of such Closing.

(b) The representations and warranties of each Subsidiary Guarantor in the Subsidiary Guaranty shall be correct when made and at the time of such Closing.

Section 4.2. Performance; No Default. (a) Each of the Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at such Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall have occurred and be continuing.

(b) Each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in the Subsidiary Guaranty required to be performed and complied with by it prior to or at such Closing, and after giving effect to the issue and sale of Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall have occurred and be continuing.

Section 4.3. Compliance Certificates.

(a) Officer's Certificate. Each of the Obligors shall have delivered to you an Officer's Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1(a), 4.2(a) and 4.11 have been fulfilled.

(b) Subsidiary Guarantor Officer's Certificate. Each Subsidiary Guarantor shall have delivered to you a certificate of an authorized officer, dated the date of such Closing, certifying that the conditions set forth in Section 4.1(b), 4.2(b) and 4.11 have been fulfilled.

(c) Secretary's Certificate. Each of the Obligors shall have delivered to you a certificate of its Secretary or the Secretary of its general partner in the case of Cedar L.P., Cedar and Knott's, certifying as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Other Agreements.

(d) Subsidiary Guarantor Secretary's Certificate. Each Subsidiary Guarantor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

Section 4.4. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of such Closing (a) from Squire, Sanders & Dempsey, L.L.P., counsel for the Obligors and the Subsidiary Guarantors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your special counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to you) and (b) from Chapman and Cutler, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

Section 4.5. Intercreditor Agreement and Subsidiary Guaranty. The Amended and Restated Intercreditor Agreement among the Prudential Noteholders, the Bank Lenders, you and the Other Purchasers and the Subsidiary Guaranty entered into by the Subsidiary Guarantor shall each be in full force and effect and shall constitute the legal, valid and binding obligations of all of the parties thereto.

Section 4.6. Consent. You shall have received true, correct and complete copies, certified by a Responsible Officer of Cedar L.P. of: (a) each Prudential Note Agreement, (b) the Bank Credit Agreement, (c) any necessary amendments, consents or waivers to each of the Bank Credit Agreement and the Prudential Note Agreement to permit the issuance and sale of the Notes.

Section 4.7. Purchase Permitted By Applicable Law, Etc. On the date of such Closing, your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

Section 4.8. Sale of Other Notes. (a) Contemporaneously with the first Closing, the Obligors shall sell to the Other Purchasers, and the Other Purchasers shall purchase, the Notes to be purchased by them at such Closing as specified in Schedule A.

(b) On the date of the second Closing, the Obligors shall have sold all of the Notes as specified in Schedule A to be sold on the date of the second Closing.

(c) On the date of the third Closing, the Obligors shall have sold all of the Notes as specified in Schedule A to be sold on the date of the third Closing.

Section 4.9. Payment of Special Counsel Fees.; Without limiting the provisions of Section 15.1, the Obligors shall have paid on or before such Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Obligors at least one Business Day prior to such Closing.

Section 4.10. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes.

Section 4.11. Changes in Corporate Structure. Except as specified in Schedule 4.11, no Obligor shall have changed its jurisdiction of organization or been a party to any merger or consolidation and no Obligor shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.12. Funding Instructions. At least three Business Days prior to the date of such Closing, you shall have received written instructions executed by a Responsible Officer of each of the Obligors directing the manner of the payment of funds and setting forth (a) the name and address of the transferee bank, (b) such transferee bank's ABA number, (c) the account name and number into which the purchase price for the Notes is to be deposited, and (d) the name and telephone number of the account representative responsible for verifying receipt of such funds.

Section 4.13. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

Section 5. Representations and Warranties of the Obligors.

Each Obligor, jointly and severally, represents and warrants to you that:

Section 5.1. Organization; Power and Authority. Each Obligor is a corporation, limited partnership or general partnership, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each Obligor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Other Agreements and the Notes and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc. This Agreement, the Other Agreements and the Notes have been duly authorized by all necessary action on the part of each Obligor, and this Agreement and the Other Agreements constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Obligors, through their agents, Bank One Capital Markets, Inc., and National City Bank, have delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated January, 2002 (the "Memorandum"), relating to the transactions contemplated hereby. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule 5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 2000, there has been no change in the financial condition, operations, business or properties of the Obligors or any of their respective Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 is (except as noted therein) a complete and correct list  of each Obligor's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Obligors and each other Subsidiary.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Obligors and their Subsidiaries have, in the case of capital stock, been validly issued, are fully paid and nonassessable and, in all cases, are owned by the Obligors or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or other agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to an Obligor or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interest of such Subsidiary.

Section 5.5. Financial Statements. The Obligors have delivered to each Purchaser copies of the consolidated financial statements of Cedar L.P. and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of Cedar L.P. and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by each Obligor of this Agreement, the Other Agreements and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Obligor or any Subsidiary of such Obligor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, partnership agreement or any other agreement or instrument to which such Obligor or any Subsidiary of such Obligor is bound or by which such Obligor or any Subsidiary of such Obligor or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Obligor or any Subsidiary of such Obligor or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Obligor or any Subsidiary of such Obligor.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement, the Other Agreements or the Notes.

Section 5.8. Litigation; Observance of Statutes and Orders. (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of any Obligor, threatened against or affecting any Obligor or any Subsidiary of such Obligor or any property of any Obligor or any Subsidiary of such Obligor in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(b) No Obligor nor any Subsidiary of any Obligor is in default under any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. Each Obligor and each of its Subsidiaries has filed all income tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments payable by them, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Obligor or such Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Federal income tax liabilities of each Obligor and each of its Subsidiaries have been paid for all fiscal years up to and including the fiscal year ended March 31, 2001 with respect to Magnum and December 31, 2001 with respect to Cedar L.P., Cedar and Knott's.

Section 5.10. Title to Property; Leases. Each Obligor and each of its Subsidiaries has good and sufficient title to its respective Material properties, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by any Obligor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement, except for those defects in title and Liens that individually or in the aggregate, would not have a Material Adverse Effect. All Material leases are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc. Except as disclosed in Schedule 5.11, each Obligor and each of its Subsidiaries owns or possesses all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have a Material Adverse Effect.

Section 5.12. Compliance with ERISA. (a) Each Obligor and each of its ERISA Affiliates has operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. No Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to any penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as could not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in Section 3 of ERISA.

(c) No Obligor nor any of its ERISA Affiliates has incurred withdrawal liabilities (nor is subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected post-retirement benefit obligations (determined as of the last day of each Obligor's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Obligors and their ERISA Affiliates is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by each Obligor in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by you.

Section 5.13. Private Offering by the Obligors. No Obligor nor anyone acting on its behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 52 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. No Obligor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

Section 5.14. Use of Proceeds; Margin Regulations. The Obligors will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve any Obligor in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute any of the consolidated assets of the Obligors and their Subsidiaries and the Obligors do not have any present intention that margin stock will constitute any of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Indebtedness. Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Obligors and their Subsidiaries as of January 31, 2002, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Obligors or their Subsidiaries. No Obligor nor any of its Subsidiaries is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of any Obligor or such Subsidiary and no event or condition exists with respect to any Indebtedness of any Obligor or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

Section 5.16. Foreign Assets Control Regulations, Etc. Neither the sale of the Notes by the Obligors hereunder nor their use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

Section 5.17. Status under Certain Statutes. No Obligor nor any of its Subsidiaries is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Notes Rank Pari Passu. The obligations of each Obligor under this Agreement and the Notes rank at least pari passu in right of payment with all other senior unsecured Indebtedness (actual or contingent) of such Obligor, including, without limitation, all senior unsecured Indebtedness of such Obligor described in Schedule 5.15 hereto.

Section 5.19. Existing Investments. Schedule 5.19 sets forth a complete and correct list of all outstanding Investments of each Obligor and each of its Subsidiaries as of the date of the first Closing.

Section 6. Representations of the Purchaser.

Section 6.1. Purchase for Investment. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Obligors are not required to register the Notes.

Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

(a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

(b) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (2) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Obligors in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part l(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in any Obligor and (1) the identity of such QPAM and (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to such Obligor in writing pursuant to this paragraph (c); or

(d) the Source is a governmental plan; or

(e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Obligors in writing pursuant to this paragraph (e); or

(f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 7. Information as to the Obligors.

Section 7.1. Financial and Business Information. The Obligors shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements - within 60 days after the end of each quarterly fiscal period in each fiscal year of Cedar L.P. (other than the last quarterly fiscal period of each such fiscal year), two copies of:

(1) a consolidated balance sheet of Cedar L.P. and its Subsidiaries as at the end of such quarter, and

(2) consolidated statements of income, changes in partners' equity (or similar equity interests) and cash flows of Cedar L.P. and its Subsidiaries for such quarter,

setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of Cedar L.P. as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided that delivery within the time period specified above of copies of Cedar L.P.'s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements - within 105 days after the end of each fiscal year of Cedar L.P., duplicate copies of:

(1) a consolidated balance sheet of Cedar L.P. and its Subsidiaries, as at the end of such year, and

(2) consolidated statements of income, changes in partners' equity (or similar equity interests) and cash flows of Cedar L.P. and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of Cedar L.P.'s Annual Report on Form 10-K for such fiscal year (together with Cedar L.P.'s annual report to partners, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) SEC and Other Reports - promptly upon their becoming available, one copy of (1) each financial statement, report, notice or proxy statement sent by any Obligor or any Subsidiary to public Securities holders generally, and (2) each regular or periodic report, each registration statement that has become effective (without exhibits except as expressly requested by such holder), and each final prospectus and all amendments thereto filed by any Obligor or any Subsidiary with the Securities and Exchange Commission;

(d) Notice of Default or Event of Default - promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or propose to take with respect thereto;

(e) ERISA Matters - promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Obligors or an ERISA Affiliate propose to take with respect thereto:

(1) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(2) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(3) any event, transaction or condition that could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f) Additional Credit Agreement Reports - promptly, and in any event within five days of delivery thereof, copies of any other reports, notices or statements delivered by an Obligor to the Bank Lenders or Agent pursuant to the Bank Credit Agreement; and

(g) Requested Information - with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Obligors or any of their Subsidiaries or relating to the ability of the Obligors to perform their obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes, including without limitation, such information as is required by Rule 144A under the Securities Act to be delivered to the prospective transferee of the Notes.

Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer of Cedar L.P. setting forth:

(a) Covenant Compliance - the information (including detailed calculations) required in order to establish whether the Obligors were in compliance with the requirements of Section 10.1 through Section 10.8 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default - a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Obligors and their Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of any Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or propose to take with respect thereto.

Section 7.3. Inspection. Each Obligor shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default - if no Event of Default then exists, at the expense of such holder and upon reasonable prior notice to such Obligor, to visit the principal executive office of such Obligor, to discuss the affairs, finances and accounts of such Obligor and its Subsidiaries with such Obligor's officers, and, with the consent of such Obligor (which consent will not be unreasonably withheld) to visit the other offices and properties of such Obligor and each of its Subsidiaries, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default - if an Event of Default then exists, at the expense of such Obligor, to visit and inspect any of the offices or properties of such Obligor or any of its Subsidiaries, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision such Obligor authorizes said accountants to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries), all at such times and as often as may be requested.

Section 8. Prepayment of the Notes.

Section 8.1. Required Prepayments. The Notes shall not be subject to a required prepayment prior to the final maturity thereof.

Section 8.2. Optional Prepayments with Make-Whole Amount. The Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000, in the case of a partial prepayment (but if in the case of a partial prepayment, then against each series of Notes in proportion to the aggregate principal amount outstanding on each series), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Obligors will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of each series of Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Obligors shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be (a) allocated among each series of Notes in proportion to the aggregate unpaid principal amount of each such series of Notes and (b) allocated pro rata among all of the holders of each series of Notes outstanding in accordance with the unpaid principal amount thereof.

Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Obligors shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Obligors and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Obligors will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any series of the outstanding Notes or any part or portion of any series thereof except (a) upon the payment or prepayment of each series of the Notes in accordance with the terms of this Agreement and the Notes or (b) pursuant to an offer to purchase made by an Obligor or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least ten Business Days. If the holders of more than 25% of the principal amount of the Notes then outstanding accept such offer, such Obligor shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five Business Days from its receipt of such notice to accept such offer. The Obligors will promptly cancel all Notes acquired by them or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

"Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

"Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

"Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the applicable "PX-1" page of the Bloomberg Financial Markets Services Screen (or, if not available, any other national recognized trading screen reporting on-line intraday trading in the U.S. Treasury Securities) for actively traded on-the-run U.S. Treasury Securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury Securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (i) the actively traded U.S. Treasury Security with the maturity closest to and greater than the Remaining Average Life and (ii) the actively traded U.S. Treasury Security with the maturity closest to and less than the Remaining Average Life.

"Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

"Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

"Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 9. Affirmative Covenants.

Each Obligor, jointly and severally, covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Law. Each Obligor will, and each Obligor will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA and all Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not reasonably be expected, individually or in the aggregate, to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Obligors and their Subsidiaries taken as a whole.

Section 9.2. Insurance. Each Obligor will, and each Obligor will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3. Maintenance of Properties. Each Obligor will, and each Obligor will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent any Obligor or any of its Subsidiaries from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Obligor has concluded that such discontinuance would not, individually or in the aggregate, have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Obligors and their Subsidiaries taken as a whole.

Section 9.4. Payment of Taxes . Each Obligor will, and each Obligor will cause each of its Subsidiaries to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies payable by them, to the extent such taxes, assessments, charges and levies have become due and payable and before they have become delinquent; provided that no Obligor nor any of its Subsidiaries need pay any such tax, assessment, charge or levy if (a) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies in the aggregate would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Obligors and their Subsidiaries taken as a whole.

Section 9.5. Legal Existence, Etc. Subject to Section 10.9, Cedar L.P. will at all times preserve and keep in full force and effect its limited partnership existence. Subject to Sections 10.8 and 10.9, each Obligor will at all times preserve and keep in full force and effect the legal existence of each of its Subsidiaries (unless merged into an Obligor or another Subsidiary) and all rights and franchises of such Obligor and its Subsidiaries unless, in the good faith judgment of such Obligor, the termination of or failure to preserve and keep in full force and effect such legal existence, right or franchise would not reasonably be expected to have a materially adverse effect on the business, operations, affairs, financial condition, properties or assets of the Obligors and their Subsidiaries taken as a whole.

Section 9.6. Notes to Rank Pari Passu. (a) The Notes and all other obligations under this Agreement of each Obligor are and at all times shall remain direct and unsecured obligations of such Obligor ranking pari passu in right of payment with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Indebtedness (actual or contingent) of such Obligor which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of such Obligor.

(b) Without limitation to the foregoing paragraph (a), if at any time, pursuant to the terms and conditions of the Bank Credit Agreement, the Prudential Note Agreement or any other agreement or instrument in respect of Indebtedness of an Obligor, any existing or newly acquired or formed Subsidiary becomes obligated, directly or indirectly, under the Bank Credit Agreement, the Prudential Note Agreement or any other agreement or instrument in respect of Indebtedness of an Obligor, (1) such Obligor shall cause such Subsidiary to become an Obligor in respect of this Agreement, the Other Agreements and the Notes, and (2) such Obligor shall deliver, or shall cause to be delivered, to the holders of the Notes (i) all such certificates, resolutions, legal opinions and other showings required by the holders of the Notes in form and substance satisfactory to the Required Holders, and (ii) all such amendments to this Agreement, the Other Agreements and the Notes and any other agreement (including the Amended and Restated Intercreditor Agreement) as may reasonably be deemed necessary by the holders of the Notes, and their counsel, in order to reflect the existence of such additional Obligor.

Section 9.7. Guaranty by Subsidiaries. The Obligors will cause each Subsidiary which delivers a Guaranty pursuant to the Bank Credit Agreement or a Prudential Note Agreement to concurrently enter into a Subsidiary Guaranty, and within three Business Days thereafter shall deliver to each of the holders of the Notes the following items:

(a) an executed counterpart of such Subsidiary Guaranty or joinder agreement in respect of the existing Subsidiary Guaranty, as appropriate;

(b) a certificate signed by the President, a Vice President or another authorized Responsible Officer of such Subsidiary making representations and warranties to the effect of those contained in Sections 5.1, 5.2, 5.6 and 5.7, but with respect to such Subsidiary and such Subsidiary Guaranty, as applicable;

(c) such documents and evidence with respect to such Subsidiary as any holder of the Notes may reasonably request in order to establish the existence and good standing of such Subsidiary and the authorization of the transactions contemplated by such Subsidiary Guaranty;

(d) any amendment or modification to the Amended and Restated Intercreditor Agreement requested by the Required Holders relating to the inclusion of such new Subsidiary Guaranty thereunder; and

(e) an opinion of counsel satisfactory to the Required Holders to the effect that such Subsidiary Guaranty has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of such Subsidiary enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

Section 10. Negative Covenants.

Each Obligor, jointly and severally, covenants that so long as any of the Notes are outstanding:

Section 10.1. Consolidated Owners' Equity. No Obligor will, at any time, permit Consolidated Owners' Equity to be less than an amount equal to the sum of (a) $270,000,000 plus (b) 100% of the net proceeds of any equity offering by the Obligors plus (c) 100% of the net proceeds of any debt offering of the Obligors, to the extent such debt is converted into equity; provided, however, that notwithstanding the foregoing, (i) for any fiscal quarter of Cedar L.P. ending on or about March 31 of any year, no Obligor will permit Consolidated Owners' Equity to be less than an amount equal to 60% of Consolidated Owners' Equity for the most recently completed fiscal year of Cedar L.P. and (ii) for any fiscal quarter of Cedar L.P. ending on or about June 30 of any year, no Obligor will permit Consolidated Owners' Equity to be less than an amount equal to 70% of Consolidated Owners' Equity for the most recently completed fiscal year of Cedar L.P.

Section 10.2. Consolidated Priority Indebtedness . No Obligor will, at any time, permit Consolidated Priority Indebtedness to be more than 20% of Consolidated Owners' Equity determined as of the then most recently ended fiscal quarter.

Section 10.3. Limitations on Funded Debt. (a)  Cedar L.P. will not create, issue, assume, guarantee or otherwise incur or in any manner be or become liable in respect of any Funded Debt, except:

(1) Funded Debt evidenced by the Notes;

(2) Funded Debt of Cedar L.P. outstanding as of the date of this Agreement and described on Schedule 5.15 hereto; and

(3) additional Funded Debt of Cedar L.P.; provided, that at the time of creation, issuance, assumption, guarantee or incurrence thereof and after giving effect thereto and to the application of the proceeds thereof:

(i) the ratio of (A) Consolidated Funded Debt to (B) Consolidated Operating Cash Flow for the immediately preceding four fiscal quarter period shall not exceed 3.25 to 1.00; and

(ii) no Default or Event of Default exists.

(b) The renewal, extension or refunding of any Funded Debt, issued, incurred or outstanding pursuant to Section 10.3(a) shall constitute the issuance of additional Funded Debt which is, in turn, subject to the limitations of the applicable provisions of this Section 10.3.

Section 10.4. Subsidiary Indebtedness. Cedar L.P. will not at any time permit any of its Subsidiaries (including, without limitation, any Subsidiary that is also an Obligor) to, directly or indirectly, create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness other than:

(a) Indebtedness of a Subsidiary that is an Obligor evidenced by the Notes;

(b) Indebtedness of a Subsidiary evidenced by the Prudential Guaranty, the Bank Guaranty or the Subsidiary Guaranty; provided, that the obligee of such Indebtedness has entered into and become subject to the Amended and Restated Intercreditor Agreement;

(c) Indebtedness of a Subsidiary outstanding on the date of the first Closing and disclosed in Schedule 5.15 hereto, provided that such Indebtedness may be extended, renewed or refunded (without increase in principal amount) without regard to the limitations of this Section 10.4;

(d) Indebtedness of a Subsidiary owed to Cedar L.P. or to a Wholly-Owned Subsidiary of Cedar L.P.;

(e) Indebtedness of a Subsidiary outstanding at the time such Subsidiary becomes a Subsidiary, provided that (1) such Indebtedness shall not have been incurred in contemplation of such Subsidiary becoming a Subsidiary and (2) immediately after such Subsidiary becomes a Subsidiary no Default or Event of Default shall exist, and provided, further, that such Indebtedness may not be extended, renewed or refunded except as otherwise permitted by this Agreement; and

(f) Indebtedness of a Subsidiary that is an Obligor evidenced by Guaranties of Indebtedness of another Subsidiary; provided, that the obligee of such Indebtedness has entered into and become subject to the Intercreditor Agreement; and

(g) additional Indebtedness of a Subsidiary in addition to that otherwise permitted by the foregoing provisions of this Section 10.4, provided that on the date the Subsidiary incurs or otherwise becomes liable with respect to any such additional Indebtedness and immediately after giving effect thereto and the concurrent retirement of any other Indebtedness:

(1) no Default or Event of Default exists, including, without limitation, under Section 10.2; and

(2) in the case of the issuance of any Funded Debt, the ratio of (A) Consolidated Funded Debt to (B) Consolidated Operating Cash Flow for the immediately preceding four fiscal quarter period shall not exceed 3.25 to 1.00.

For the purposes of this Section 10.4, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Indebtedness, and any Person extending, renewing or refunding any Indebtedness shall be deemed to have incurred such Indebtedness at the time of such extension, renewal or refunding.

Section 10.5. Limitation on Liens. No Obligor will, nor will any Obligor permit any Subsidiary to, create or incur, or suffer to be incurred or to exist, any Lien on its or their property or assets, whether now owned or hereafter acquired, or upon any income or profits therefrom, or transfer any property for the purpose of subjecting the same to the payment of obligations in priority to the payment of its or their general creditors, or acquire or agree to acquire, or permit any Subsidiary to acquire, any property or assets upon conditional sales agreements or other title retention devices, except:

(a) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen; provided that payment thereof is not at the time required by Section 9.4;

(b) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which Cedar L.P. or a Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured;

(c) Liens incidental to the conduct of business or the ownership of properties and assets (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature, in any such case incurred in the ordinary course of business and not in connection with the borrowing of money; provided in each case, the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings;

(d) minor survey exceptions or minor encumbrances, easements or reservations, or rights of others for rights-of-way, utilities and other similar purposes, or zoning or other restrictions as to the use of real properties, which are necessary for the conduct of the activities of Cedar L.P. and its Subsidiaries or which customarily exist on properties of corporations engaged in similar activities and similarly situated and which do not in any event materially impair their use in the operation of the business of Cedar L.P. and its Subsidiaries;

(e) Liens securing Indebtedness of a Subsidiary to Cedar L.P. or to another Wholly-Owned Subsidiary;

(f) Liens existing as of the date of first Closing and described on Schedule 5.15 hereto;

(g) Liens created or incurred after the date of the first Closing given to secure the payment of the purchase price incurred in connection with the acquisition or purchase or the cost of construction of property or of assets useful and intended to be used in carrying on the business of an Obligor or a Subsidiary, including Liens existing on such property or assets at the time of acquisition thereof or at the time of completion of construction, as the case may be, whether or not such existing Liens were given to secure the payment of the acquisition or purchase price or cost of construction, as the case may be, of the property or assets to which they attach; provided that (1) the Lien shall attach solely to the property or assets acquired, purchased or constructed, (2) such Lien shall have been created or incurred within 180 days of the date of acquisition or purchase or completion of construction, as the case may be, (3) at the time of acquisition or purchase or of completion of construction of such property or assets, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such property or assets, whether or not assumed by Cedar L.P. or a Subsidiary, shall not exceed an amount equal to 100% of the lesser of the total purchase price or fair market value at the time of acquisition or purchase (as determined in good faith by the Board of Directors of Cedar L.P. or its managing general partner, as the case may be) or the cost of construction on the date of completion thereof, (4) Indebtedness secured by any such Lien shall have been created or incurred within the applicable limitations provided in Sections 10.3 and 10.4, and (5) at the time of creation, issuance, assumption, guarantee or incurrence of the Indebtedness secured by such Lien and after giving effect thereto and to the application of the proceeds thereof, no Default or Event of Default would exist;

(h) any Lien existing on property or assets of a corporation at the time such corporation is consolidated with or merged into an Obligor or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property or assets acquired by Cedar L.P. or any Subsidiary at the time such property or assets are so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (1) each such Lien shall extend solely to the property or assets so acquired, (2) any Indebtedness secured by any such Lien and assumed by Cedar L.P. or any Subsidiary shall have been so assumed within the applicable limitations provided in Sections 10.3 and 10.4, (3) the Indebtedness secured by any such Lien shall not have been incurred in contemplation of such acquisition and (4) at the time of creation, issuance, assumption, guarantee or incurrence of the Indebtedness secured by such Lien and after giving effect thereto and to the application of the proceeds thereof, no Default or Event of Default would exist;

(i) Liens created or incurred after the date of the first Closing given to secure Indebtedness of Cedar L.P. or any Subsidiary in addition to the Liens permitted by the preceding clauses (a) through (h) hereof; provided that (1) all Indebtedness secured by such Liens shall have been incurred within the applicable limitations provided in Sections 10.3 and 10.4 and (2) at the time of creation, issuance, assumption, guarantee or incurrence of the Indebtedness secured by such Lien and after giving effect thereto and to the application of the proceeds thereof, no Default or Event of Default, including, without limitation, under Section 10.2, would exist; and

(j) any extension, renewal or refunding of any Lien permitted by the preceding clauses (f) and (g) of this Section 10.5 in respect of the same property theretofore subject to such Lien in connection with the extension, renewal or refunding of the Indebtedness secured thereby; provided that (1) such extension, renewal or refunding of Indebtedness shall be without increase in the principal amount remaining unpaid as of the date of such extension, renewal or refunding, (2) such Lien shall attach solely to the same such property, (3) the principal amount remaining unpaid as of the date of such extension, renewal or refunding of Indebtedness is less than or equal to the fair market value of the property (determined in good faith by the Board or Directors of such Obligor) to which such Lien is attached, and (4) at the time of such extension, renewal or refunding and after giving effect thereto, no Default or Event of Default would exist.

Section 10.6. Investments. No Obligor will, nor will any Obligor permit any Subsidiary to, make any Investments, other than:

(a) Investments by an Obligor and its Subsidiaries in and to Subsidiaries, including any Investment in a corporation which, after giving effect to such Investment, will become a Subsidiary;

(b) Investments in property or assets to be used in the ordinary course of the business of an Obligor and its Subsidiaries of this Agreement;

(c) Investments of an Obligor existing as of the date of the first Closing and described on Schedule 5.19 hereto;

(d) receivables arising from the sale of goods and services in the ordinary course of business of an Obligor and its Subsidiaries;

(e) Investments in commercial paper of corporations organized under the laws of the United States or any state thereof maturing in 365 days or less from the date of issuance which, at the time of acquisition by an Obligor or any Subsidiary, is accorded a rating of "A-1" or better by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or "P-1" by Moody's Investors Service, Inc. or the equivalent by another nationally recognized credit rating agency of similar standard;

(f) Investments in direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in either case, maturing within five years from the date of acquisition thereof;

(g) Investments in certificates of deposit and time deposits maturing within one year from the date of issuance thereof, issued by a bank or trust company organized under the laws of the United States or any State thereof or Canada or any Province thereof, having capital, surplus and undivided profits aggregating at least $100,000,000 (or the equivalent under local currency); provided, that at the time of acquisition thereof by Cedar L.P. or a Subsidiary, (i) the senior unsecured long-term debt of such bank or trust company or of the holding company of such bank or trust company is rated "AA" or better by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or "Aa2" or better by Moody's Investors Service, Inc. or (ii) such Investments are fully insured by the Federal Depository Insurance Corporation;

(h) Investments in repurchase agreements with respect to any Security described in clause (f) of this Section 10.6 entered into with a depository institution or trust company acting as principal described in clause (g) of this Section 10.6 if such repurchase agreements are by their terms to be performed within 5 days by the repurchase obligor and such repurchase agreements are deposited with a bank or trust company of the type described in clause (g) of this Section 10.6;

(i) Investments in readily-marketable, tax-exempt obligations of indebtedness of any State of the United States or any municipality organized under the laws of any State of the United States or any political subdivision thereof which, at the time of acquisition by Cedar L.P. or any Subsidiary, are accorded rating of "AA" or better by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or "Aa2" by Moody's Investors Service, Inc. or an equivalent rating by another nationally recognized credit rating agency of similar standard which in any such case mature no later than 365 days after the date of acquisition thereof;

(j) Investments in any money market fund which is classified as a current asset in accordance with GAAP, the aggregate asset value of which "marked to market" is at least $100,000,000 and which is managed by a fund manager of recognized national standing, and which invests substantially all of its assets in obligations described in clauses (e) through (i) above;

(k) Investments of Cedar L.P. not described in the foregoing clauses (a) through (j); provided that the aggregate amount of all such Investments shall not at any time exceed 15% of Consolidated Owners' Equity determined as of the then most recently ended fiscal quarter.

In valuing any Investments for the purpose of applying the limitations set forth in this Section 10.6, such Investments shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation therein, but less any amount repaid or recovered on account of capital or principal.

For purposes of this Section 10.6, at any time when a Person becomes a Subsidiary, all Investments of such Person at such time shall be deemed to have been made by such Person, as a Subsidiary, at such time.

Section 10.7. Restrictions on Dividends of Subsidiaries. No Obligor will, nor will any Obligor permit any of its Subsidiaries to, enter into any agreement which would restrict any Subsidiary's ability or right to pay dividends to, or make advances to or Investments in, such Obligor or, if such Subsidiary is not directly owned by such Obligor, the "parent" Subsidiary of such Subsidiary.

Section 10.8. Sale of Assets, Etc. Except as permitted under Section 10.9, no Obligor will, and no Obligor will permit any of its Subsidiaries to, make any Asset Disposition unless:

(a) in the good faith opinion of Cedar L.P., the Asset Disposition is in exchange for consideration having a Fair Market Value at least equal to that of the property exchanged and is in the best interest of such Obligor or such Subsidiary; and

(b) immediately after giving effect to the Asset Disposition, (1) Cedar L.P. would be permitted by the provisions of Section 10.3 to incur at least $1.00 of additional Funded Debt and (2) no Default or Event of Default would exist; and

(c) immediately after giving effect to the Asset Disposition, the Disposition Value of all property that was the subject of any Asset Disposition occurring in the then current fiscal year of Cedar L.P. would not exceed 15% of Consolidated Total Assets determined as of the end of the then most recently ended fiscal year of Cedar L.P.

If the Net Proceeds Amount for any Transfer is applied to a Debt Prepayment Application within 365 days after such Transfer or to a Property Reinvestment Application within 365 days before or after such Transfer, then such Transfer, only for the purpose of determining compliance with subsection (c) of this Section 10.8 as of any date, shall be deemed not to be an Asset Disposition.

Section 10.9. Merger, Consolidation, Etc. No Obligor will, nor will any Obligor permit any of its Subsidiaries to, consolidate with or merge with any other entity or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that (x) a Subsidiary of an Obligor (other than a Subsidiary of an Obligor that is also an Obligor) may consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, an Obligor or a Wholly-Owned Subsidiary of an Obligor, (y) an Obligor may consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or a series of related transactions to, another Obligor, so long as in any consolidation or merger involving Cedar L.P., Cedar L.P. shall be the surviving or continuing entity and (z) an Obligor (other than Cedar L.P.) or a Subsidiary of an Obligor may convey, transfer or lease all of its assets in compliance with the provisions of Section 10.8), provided that the foregoing restriction does not apply to the consolidation or merger of Cedar L.P. with, or the conveyance, transfer or lease of substantially all of the assets of Cedar L.P. in a single transaction or series of transactions to, any Person so long as:

(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of Cedar L.P. as an entirety, as the case may be (the "Successor Entity"), shall be a solvent limited partnership, limited liability company or corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(b) if Cedar L.P. is not the Successor Entity, (1) such entity shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), (2) each Obligor and Subsidiary Guarantor shall have affirmed in writing its obligations under this Agreement and the Subsidiary Guaranty to which it is a party, and (3) Cedar L.P. shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(c) immediately after giving effect to such transaction (1) no Default or Event of Default would exist and (2) the Successor Entity would be permitted by the provisions of Section 10.3 to incur at least $1.00 of additional Funded Debt.

No such conveyance, transfer or lease of substantially all of the assets of Cedar L.P. shall have the effect of releasing Cedar L.P. or any Successor Entity from its liability under this Agreement or the Notes.

Section 10.10. Line of Business. No Obligor will, nor will any Obligor permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Obligors and their Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Section 10.11. Transactions with Affiliates. No Obligor will, nor will any Obligor permit any of its Subsidiaries to, enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than another Obligor or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of such Obligor's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Obligor or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

Section 11. Events of Default.

An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Obligors default in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Obligors default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Obligors default in the performance of or compliance with any term contained in Section 10; or

(d) the Obligors default in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (1) a Responsible Officer obtaining actual knowledge of such default and (2) any Obligor receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

(e) any representation or warranty made in writing by or on behalf of any Obligor or Subsidiary Guarantor or by any officer of such Obligor or Subsidiary Guarantor, or by an officer of a general partner of an Obligor in this Agreement, the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (1) one or more of any Obligor or any Significant Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $20,000,000 beyond any period of grace provided with respect thereto, or (2) the Obligor or any Significant Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $20,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment; or

(g) any Obligor or any Significant Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors, (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated, or (6) takes corporate action for the purpose of any of the foregoing; or

(h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any Significant Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any Significant Subsidiary, or any such petition shall be filed against any Obligor or any Significant Subsidiary and such petition shall not be dismissed within 60 days; or

(i) a final judgment or judgments for the payment of money aggregating in excess of $15,000,000 are rendered against one or more of any Obligor and any Significant Subsidiary and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j) if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (3) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $15,000,000, (4) any Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (5) any Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (6) any Obligor or any of its Subsidiaries establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of such Obligor or any of its Subsidiaries thereunder; and any such event or events described in clauses (1) through (6) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect; or

(k) (1) any Subsidiary Guarantor defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty or (2) the Subsidiary Guaranty shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any Governmental Authority that such Subsidiary Guaranty is invalid, void or unenforceable or any Subsidiary Guarantor shall contest or deny in writing the enforceability of any its obligations under the Subsidiary Guaranty.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

Section 12. Remedies on Default, Etc.

Section 12.1. Acceleration. (a) If an Event of Default with respect to any Obligor described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (1) of paragraph (g) or described in clause (6) of paragraph (g) by virtue of the fact that such clause encompasses clause (1) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 51% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to an Obligor, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to an Obligor, declare all the Notes held by it or them to be immediately due and payable.

Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (1) all accrued and unpaid interest thereon and (2) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each Obligor acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Obligors (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Obligors in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, in the Subsidiary Guaranty or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to an Obligor, may rescind and annul any such declaration and its consequences if (a) the Obligors have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate for the Notes of that series, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

Section 13. Registration; Exchange; Substitution of Notes.

Section 13.1. Registration of Notes. The Obligors shall keep at the principal executive office of Cedar L.P. a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Obligors shall not be affected by any notice or knowledge to the contrary. The Obligors shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of Cedar L.P. for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Obligors shall execute and deliver, at the Obligors' expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor of the same series and in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1(a), Exhibit  1(b), Exhibit  1(c), Exhibit  1(d) or Exhibit  1(e), as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Obligors may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2. Such transferee shall also become a party to the Amended and Restated Intercreditor Agreement pursuant to the terms of Section 13 thereof.

Section 13.3. Replacement of Notes. Upon receipt by the Obligors of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $5,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Obligors at their own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14. Payments on Notes.

Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Cleveland, Ohio at the principal office of Keybank National Association in such jurisdiction. The Obligors may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of an Obligor in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Obligors will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Obligors in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Obligors made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to Cedar L.P. at its principal executive office or at the place of payment most recently designated by the Obligors pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Obligors in exchange for a new Note or Notes pursuant to Section 13.2. The Obligors will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

Section 15. Expenses, Etc.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the fees and costs incurred in connection with the initial filing of this Agreement and all related documents and financial information and all subsequent annual and interim filings of documents and financial information related to this Agreement, with the Securities Valuation Office of the National Association of Insurance Commissioners or any successor organization acceding to the authority thereof. The Obligors will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

702:

Section 15.2. Survival. The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

Section 16. Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 17. Amendment and Waiver.

Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Obligors and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (1) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on the Notes, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (3) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20; provided that, anything contained in this Section 17.1 and 17.2 to the contrary notwithstanding, if for any reason whatsoever it becomes necessary or appropriate to enter into any amendment of this Agreement or any waiver with respect to compliance herewith by the Obligors (A) during the period from and including the first Closing through and including the second Closing, Teachers Insurance and Annuity Association of America shall be deemed to be the holder of $6,666,666 aggregate principal amount of outstanding Series E Notes or (B) during the period from and after the second Closing through and including the third Closing (the "Series E Note Cut-Off Date"), Teachers Insurance and Annuity Association of America shall be deemed to be the holder of $13,333,332 aggregate principal amount of outstanding Series E Notes, in each case (i) for purposes of any determination of the percentage of holders of the Notes required to grant or deny such requested amendment or waiver and (ii) for purposes of any determination of any payment of remuneration, whether by way of supplemental or additional interest, fee or otherwise pursuant to Section 17.2, notwithstanding that the issuance, sale and delivery of the Notes on the third Closing has not been consummated at the time such amendment or waiver is requested or such payment of remuneration is determined pursuant to Section 17.2. If for any reason whatsoever, the Series E Notes to be issued to Teachers Insurance and Annuity Association of America are not issued on or prior to the Series  E Note Cut-Off Date, any such amendment or waiver entered into as contemplated by the foregoing proviso of this Section 17.1 shall, at the option of the Required Holders of the then outstanding Notes, be deemed null and void.

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Obligors will provide each holder of the Notes (irrespective of the amount or series of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Obligors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of each series of Notes then outstanding even if such holder did not consent to such waiver or amendment.

Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of each series of Notes and is binding upon them and upon each future holder of any Note of any series and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Obligors and the holder of any Note of any series nor any delay in exercising any rights hereunder or under any Note of any series shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4. Notes Held by Obligors, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes of any series directly or indirectly owned by any Obligor or any of its Affiliates shall be deemed not to be outstanding.

Section 18. Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b)  by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Obligors in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Obligors in writing, or

(iii) if to the Obligors, c/o Cedar L.P. at its address set forth at the beginning hereof to the attention of Chief Financial Officer, or at such other address as the Obligors shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

Section 19. Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closings (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Obligors or any holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 20. Confidential Information.

For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of any Obligor or any of its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of such Obligor or such Subsidiary; provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by any Obligor or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you; provided that you may deliver or disclose Confidential Information to (1) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (2) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (3) any other holder of any Note, (4) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (5) any Person from which you offer to purchase any Security of the Obligors (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (6) any Federal or state regulatory authority having jurisdiction over you, (7) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to you, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which you are a party or (iv) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes, this Agreement, the Subsidiary Guaranty and the Amended and Restated Intercreditor Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Obligors in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying the provisions of this Section 20.

Section 21. Substitution of Purchaser.

You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Obligors, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Obligors of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

Section 22. Miscellaneous.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made by the Obligors for the purposes of this Agreement, the same shall be done by the Obligors in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Ohio, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Section 22.7. Submission to Jurisdiction. Each Obligor hereby irrevocably submits to the non-exclusive jurisdiction of any State of Ohio court or any Federal court located in Cleveland, Ohio for the adjudication of any matter arising out of or relating to this Agreement and consents to the service of all writs, process and summonses by registered or certified mail out of any such court or by service of process on the Secretary of State of the State of Ohio which each Obligor hereby irrevocably appoints as its attorney-in-fact and agent to receive, in its name, place and stead, for it and on its behalf, service of process in any action or proceeding in Ohio. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by an Obligor) provided that notice of such service of process is given by you or any transferee of your Notes to such Obligor. Nothing contained herein shall affect your right or the right of any transferee of your Notes to serve legal process in any other manner or to bring any proceeding hereunder in any jurisdiction where any Obligor may be amenable to suit. Each Obligor hereby irrevocably waives any objection to any suit, action or proceeding in any State of Ohio court or Federal court located in Cleveland, Ohio on the grounds of venue and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum; and irrevocably and unconditionally waives any right it or its properties may now or hereafter have in respect of its obligations hereunder to any right of immunity from suit, jurisdiction of any court, execution of a judgment, setoff, attachment prior to judgment or attachment in aid of execution of a judgment.

Section 22.8. Limited Liability of Partners. Anything in this Agreement or any Note to the contrary notwithstanding, the holders of the Notes agree that no recourse under this Agreement or any Note shall be had against the general partner of Cedar L.P., or any other partner of Cedar L.P., or any partner of any such partner, as such (all of the foregoing, collectively, the "Exempted Persons"), whether based on agency, deputization or otherwise, by the enforcement of any assessment or by legal or equitable proceeding, by virtue of statute or otherwise, it being expressly agreed that no personal liability whatsoever shall attach to or be incurred by any Exempted Person under this Agreement, or the Notes; provided, however, that the foregoing limitation of liability shall in no way constitute a limitation on the right of the holders of the Notes to enforce their remedies against any Obligor, or their respective properties and assets, or any other Person (other than an Exempted Person, as such), for the collection of amounts due and owing under this Agreement or the Notes.

Section 22.9. Nature of Obligations. The obligations of the Obligors under this Agreement and the Notes are joint and several primary obligations of each Obligor regardless of which Obligor actually receives the proceeds of any Notes or the manner in which Obligors, any purchaser or any holder thereof accounts for such Notes on its books and records.

*     *     *     *     *

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Obligors, whereupon the foregoing shall become a binding agreement between you and the Obligors.

Very truly yours,

Cedar Fair, L.P.

By: Cedar Fair Management Company,
its Managing General Partner

By

Its

Cedar Fair

By: Magnum Management Corporation,
its Managing General Partner

By

Its

Magnum Management Corporation

By

Its

Knott's Berry Farm

By: Cedar Fair, L.P.,

its Managing General Partner

By: Cedar Fair Management Company,

its Managing General Partner

By

Its

Name and Address of Purchaser

New York Life Insurance Company
c/o New York Life Investment
51 Madison Avenue
New York, New York 10010
Attention: Securities Investment Group,
Private Finance, 2nd Floor
Telefacsimile Number: (212) 447-4122

Funding Dates
Series F Series G Series H	2/8/02 $2,333,333 $2,500,000 $2,333,333	3/15/02 $2,333,333 $2,500,000 $2,333,333	4/30/02 $2,333,334 $2,500,000 $2,333,334	Total $7,000,000 $7,500,000 $7,000,000

Payments

All payments on or in respect of the Notes to be by wire or intrabank transfer of immediately available funds to:

Chase Manhattan Bank

New York, New York 10019

ABA #021-000-021

Credit: New York Life Insurance Company

General Account Number 008-9-00687

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

New York Life Insurance Company

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management and Operations Group

Securities Operations 2nd Floor

Fax Number: (212) 447-4160

All other notices and communications to be addressed as first provided above, with a copy of any notices regarding defaults or Events of Default under the operative documents to: Office of the General Counsel, Investment Section, Room 1107, Fax Number (212) 576-8340

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5582869

Name and Address of Purchaser

New York Life Insurance and
Annuity Corporation
c/o New York Life Investment
Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attention: Securities Investment Group,
Private Finance, 2nd Floor
Telefacsimile Number: (212) 447-4122

Funding Dates
Series F Series G Series H	2/8/02 $1,000,000 $ 833,333 $1,000,000	3/15/02 $1,000,000 $ 833,333 $1,000,000	4/30/02 $1,000,000 $ 833,334 $1,000,000	Total $3,000,000 $2,500,000 $3,000,000

Payments

All payments on or in respect of the Notes to be by wire or intrabank transfer of immediately available funds to:

Chase Manhattan Bank

New York, New York 10019

ABA #021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account Number 323-8-47382

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

New York Life Insurance and Annuity Corporation

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management and Operations Group

Securities Operations, 2nd Floor

Fax Number: (212) 447-4160

All other notices and communications to be addressed as first provided above, with a copy of any notices regarding defaults or Events of Default under the operative documents to: Office of the General Counsel, Investment Section, Room 1107, Fax Number (212) 576-8340

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3044743

Name and Address of Purchaser
The Travelers Insurance Company 242 Trumbull Street, 7th Floor Hartford, CT 06115-0449 Attention: Private Placement Group	Funding Dates
	Series D	2/8/02 $3,333,333	3/15/02 $3,333,333	4/30/02 $3,333,334	Total $10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cedar Fair, L.P. et al. 5.66% Senior Notes, Series D due February 8, 2007, PPN 15019* AA 5, principal, premium or interest") to:

The Travelers Insurance Company - Consolidated Private

Placement Account No. 910-2-587434

The Chase Manhattan Bank, N.A.

One Chase Manhattan Plaza

New York, New York 10081

ABA #021000021

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:

The Travelers Insurance Company

242 Trumbull Street

P.O. Box 150449

Hartford, CT 06115-0449

Attention: Cashier

Telefacsimile: (860) 277-7941

Name of Nominee in which Notes are to be issued: TRAL & Co

Taxpayer I.D. Number: 06-0566090

Name and Address of Purchaser
Teachers Insurance and Annuity Association of America 730 Third Avenue New York, New York 10017-3206	Funding Dates
	Series D	2/8/02 $3,333,333	3/15/02 $3,333,333	4/30/02 $3,333,334	Total $10,000,000

Payments

All payments on or in respect of the Series D Note shall be made in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated Clearing House System to:

Chase Manhattan Bank

ABA #021-000-021

Account Name: TIAA Personal Annuity Private Placements

Account Number 900-9-000200

For further credit to Account Number: G07320

Reference: PPN: 15019* AA 5/Cedar Fair, L.P./Mat. Date: February 8, 2007

Interest Rate: 5.66%/P&I Breakdown

Notices

Contemporaneous with the above electronic funds transfer, advice setting forth (1) the full name, private placement number, interest rate and maturity date of the Series D Note; (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment; and (3) the name and address of the bank from which such electronic funds transfer was sent, shall be delivered, mailed or faxed to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017-3206

Attention: Securities Accounting Division

Telephone: (212) 916-4188

Fax: (212) 916-6955

All other communications shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017-3206

Attention: Securities Division, Private Placements

Telephone: (212) 916-6547(Lisa Ferraro)

(212) 490-9000 (General Number)

Fax: (212) 916-6582

Name of Nominee in which Series D Notes are to be issued: None

Taxpayer I.D. Number: 13-1624203

Name and Address of Purchaser
Teachers Insurance and Annuity Association of America 730 Third Avenue New York, New York 10017-3206	Funding Dates
	Series E	2/8/02 $0	3/15/02 $0	4/30/02 $20,000,000	Total $20,000,000

Payments

All payments on or in respect of the Series E Note shall be made in immediately available funds at the opening of business on the due date by electronic funds transfer through the Automated Clearing House System to:

Chase Manhattan Bank

ABA #021-000-021

Account Name: TIAA

Account Number 900-9-000200

For further credit to Account Number: G07040

Reference: PPN: 15019* AB 3/Cedar Fair, L.P./Mat. Date: February 8, 2012

Interest Rate: 6.56%/P&I Breakdown

Notices

Contemporaneous with the above electronic funds transfer, advice setting forth (1) the full name, private placement number, interest rate and maturity date of the Series E Note; (2) allocation of payment between principal, interest, Make-Whole Amount, other premium or any special payment; and (3) the name and address of the bank from which such electronic funds transfer was sent, shall be delivered, mailed or faxed to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017-3206

Attention: Securities Accounting Division

Telephone: (212) 916-4188

Fax: (212) 916-6955

All other communications shall be delivered or mailed to:

Teachers Insurance and Annuity Association of America

730 Third Avenue

New York, New York 10017-3206

Attention: Securities Division, Private Placements

Telephone: (212) 916-6547(Lisa Ferraro)

(212) 490-9000 (General Number)

Fax: (212) 916-6582

Name of Nominee in which Series E Notes are to be issued: None

Taxpayer I.D. Number: 13-1624203

Name and Address of Purchaser
Jackson National Life Insurance Company 5901 Executive Drive Lansing, Michigan 48911	Funding Dates
	Series F	2/8/02 $3,333,333	3/15/02 $3,333,333	4/30/02 $3,333,334	Total $10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cedar Fair, L.P. et al. 6.61% Senior Notes, Series F due February 8, 2013, PPN 15019* AC 1, principal, premium or interest") to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

FBO: Jackson National Life

Ref: CUSIP/PPN, Description and Breakdown (P&I)

Notices

Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York

Attention: P&I Department

P.O. 19266

Newark, New Jersey 07195

Telephone: (212) 437-3054

Fax: (212) 437-6466

Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

PPM America Inc.

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606-1228

Attention: Credit Department - Jim Cox

Telephone: (312) 634-1204

Fax: (312) 634-0054

and

Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606-1228

Attention: Investment Accounting - Mark Stewart

Telephone: (312) 338-5832

Fax: (312) 236-5224

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

*Draftsperson: Notes should be delivered to:

The Bank of New York

Special Processing - Window A

One Wall Street, 3rd Floor

New York, New York 10286

Ref: JNL - JNL GIC, A/C #187243

with copies to your contact at PPM America and Mark Stewart at Jackson National Life as noted above.

Name and Address of Purchaser
Jackson National Life Insurance Company 5901 Executive Drive Lansing, Michigan 48911	Funding Dates
	Series G	2/8/02 $3,333,333	3/15/02 $3,333,333	4/30/02 $3,333,334	Total $10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cedar Fair, L.P. et al. 6.66% Senior Notes, Series G due February 8, 2014, PPN 15019* AD 9, principal, premium or interest") to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

FBO: Jackson National Life

Ref: CUSIP/PPN, Description and Breakdown (P&I)

Notices

Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York

Attention: P&I Department

P.O. 19266

Newark, New Jersey 07195

Telephone: (212) 437-3054

Fax: (212) 437-6466

Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

PPM America Inc.

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606-1228

Attention: Credit Department - Jim Cox

Telephone: (312) 634-1204

Fax: (312) 634-0054

and

Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606-1228

Attention: Investment Accounting - Mark Stewart

Telephone: (312) 338-5832

Fax: (312) 236-5224

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

*Draftsperson: Notes should be delivered to:

The Bank of New York

Special Processing - Window A

One Wall Street, 3rd Floor

New York, New York 10286

Ref: JNL - JNL 241 / Non Insul., A/C #187241

with copies to your contact at PPM America and Mark Stewart at Jackson National Life as noted above.

Name and Address of Purchaser
Jackson National Life Insurance Company 5901 Executive Drive Lansing, Michigan 48911	Funding Dates
	Series H	2/8/02 $3,333,333	3/15/02 $3,333,333	4/30/02 $3,333,334	Total $10,000,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Cedar Fair, L.P. et al. 6.71% Senior Notes, Series H due February 8, 2015, PPN 15019* AE 7, principal, premium or interest") to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

FBO: Jackson National Life

Ref: CUSIP/PPN, Description and Breakdown (P&I)

Notices

Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York

Attention: P&I Department

P.O. 19266

Newark, New Jersey 07195

Telephone: (212) 437-3054

Fax: (212) 437-6466

Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

PPM America Inc.

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606-1228

Attention: Credit Department - Jim Cox

Telephone: (312) 634-1204

Fax: (312) 634-0054

and

Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606-1228

Attention: Investment Accounting - Mark Stewart

Telephone: (312) 338-5832

Fax: (312) 236-5224

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

*Draftsperson: Notes should be delivered to:

The Bank of New York

Special Processing - Window A

One Wall Street, 3rd Floor

New York, New York 10286

Ref: JNL - JNL MVA, A/C #187244

with copies to your contact at PPM America and Mark Stewart at Jackson National Life as noted above.

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

"Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting Securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of an Obligor.

"Agent" shall mean Keybank National Association, as agent under the Bank Credit Agreement.

"Agreement" means this Note Purchase Agreement.

"Amended and Restated Intercreditor Agreement" is defined in Section 2.2(b).

"Asset Disposition" means any Transfer except:

(a) any

(1) Transfer from a Subsidiary to an Obligor or to a Wholly-Owned Subsidiary; and

(2) Transfer from an Obligor to a Wholly-Owned Subsidiary,

so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, (1) Cedar L.P. would be permitted by the provisions of Section 10.3 to incur at least $1.00 of additional Funded Debt and (2) no Default or Event of Default would exist; and

(b) any Transfer made in the ordinary course of business and involving only property that is either (1) inventory held for rent or sale or (2) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Obligors or any of their Subsidiaries or that is obsolete.

"Bank Credit Agreement" means that certain Credit Agreement dated as of November 26, 2001 among the Obligors, Keybank National Association, as Agent, and the several banks and other financial institutions from time to time parties thereto, as from time to time extended, supplemented, amended, restated or otherwise modified, and including any refinancing or replacement, in whole or in part, of such credit facility.

"Bank Guaranty" means any Guaranty delivered by a Subsidiary that is an Obligor or a Subsidiary Guarantor for the benefit of the Bank Lenders and pursuant to the terms of the Bank Credit Agreement which guaranties the obligations of one or more Obligors thereunder.

"Bank Lenders" shall mean Keybank National Association and each other bank and financial institution which is now, or hereafter becomes, a lender under the Bank Credit Agreement.

"Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in Cleveland, Ohio are required or authorized to be closed.

"Capitalized Lease" means any lease the obligation for Rentals with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

"Capitalized Rentals" of any Person means as of the date of any determination thereof the amount at which the aggregate Rentals due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a consolidated balance sheet of such Person.

"Cedar" means Cedar Fair, an Ohio general partnership and any Person who succeeds to all, or substantially all, of the assets and business of Cedar Fair.

"Cedar L.P." means Cedar Fair, L.P., a Delaware limited partnership, and any Person who succeeds to all, or substantially all, of the assets and business of Cedar Fair, L.P.

"Closing" and "Closings" are defined in Section 3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

"Confidential Information" is defined in Section 20.

"Consolidated Funded Debt" means, without duplication, (a) all Funded Debt of Cedar L.P. and its Subsidiaries, determined on a consolidated basis eliminating intercompany items and (b) all Current Debt of Cedar L.P. and its Subsidiaries, determined on a consolidated basis eliminating intercompany items measured at the lowest aggregate principal amount of Current Debt outstanding during any period of 10 consecutive days within the 365 days immediately preceding the date of any determination hereunder.

"Consolidated Interest Expense" means all Interest Expense of Cedar L.P. and its Subsidiaries for any period after eliminating intercompany items.

"Consolidated Net Earnings" means, with reference to any period and without duplication, the net earnings (or loss) of Cedar L.P. and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating (a) extraordinary gains and losses and (b) net earnings of any business entity (other than a Subsidiary) in which Cedar L.P. or any of its Subsidiaries has an ownership interest unless such net earnings shall have actually been received by Cedar L.P. or such Subsidiary in the form of cash distributions.

"Consolidated Operating Cash Flow" for any period means the total of (a) Consolidated Net Earnings during such period, plus (to the extent deducted in determining Consolidated Net Earnings) (b) all provisions for any Federal, state or local income taxes made by Cedar L.P. and its Subsidiaries during such period, (c) all provisions for depreciation and amortization (other than amortization of debt discount) made by Cedar L.P. and its Subsidiaries during such period, (d) Consolidated Interest Expense during such period and (e) other non-recurring (with the understanding that unit option expense shall not constitute a recurring event) non-cash losses and charges minus (1) gains on sales of assets (excluding sales in the ordinary course of business) and (2) other non-recurring (with the understanding that unit option credits shall not constitute a recurring event) non-cash gains. For purposes of any determination of Consolidated Operating Cash Flow pursuant to Section 10.3 and Section 10.4(g), Cedar L.P. may include "consolidated operating cash flow" (determined in a manner consistent with the definition of "Consolidated Operating Cash Flow" contained in this Agreement), on a pro forma basis, which were earned in the immediately preceding four fiscal quarter period by any business entity actually acquired by Cedar L.P. or any of its Subsidiaries during such period, provided that concurrently with such determination, Cedar L.P. shall have furnished to the holders of the Notes audited financial statements (if Cedar L.P. is required pursuant to Regulation S-X to prepare audited financial statements in connection with such acquisition) and other financial information with respect to such business entity demonstrating to the reasonable satisfaction of such holders the basis for the inclusion and computations of such "consolidated operating cash flow".

"Consolidated Owners' Equity" means, as of the date of any determination thereof the aggregate amount of the partners' equity (or similar equity interests) of Cedar L.P. and its Subsidiaries as determined in accordance with GAAP.

"Consolidated Priority Indebtedness" means the aggregate amount, without duplication, of (a) all Indebtedness of Cedar L.P. and its Subsidiaries secured by Liens permitted by Section 10.5(i) and (b) all Indebtedness of each Subsidiary (including, without limitation, any Subsidiary that is also an Obligor) (including, without limitation, Guaranties by such Subsidiary of Indebtedness of the Obligors, but, excluding Indebtedness permitted pursuant to clauses (a) through (f) of Section 10.4).

"Consolidated Total Assets" means as of the date of any determination thereof, total assets of Cedar L.P. and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

"Current Debt" of any Person means as of the date of any determination thereof (a) all Indebtedness of such Person for borrowed money other than Funded Debt of such Person, including all Revolver Debt of such Person, and (b) Guaranties by such Person of Current Debt of others.

"Debt Prepayment Application" means, with respect to any Transfer of property constituting an Asset Disposition, the application by any Obligor of cash in an amount equal to the Net Proceeds Amount with respect to such Transfer to pay Senior Indebtedness (other than Senior Indebtedness owing to any Obligor, any of its Subsidiaries or any Affiliate); provided, that in the event such Senior Indebtedness would otherwise permit the reborrowing of such Indebtedness by an Obligor, the commitment to relend such Indebtedness shall be permanently reduced by the amount of such Debt Prepayment Application.

"Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

"Default Rate" means that rate of interest that is the greater of (a) 7.66% per annum in the case of the Series D Notes, 8.56% per annum in the case of the Series E Notes, 8.61% per annum in the case of the Series F Notes, 8.66% per annum in the case of the Series G Notes and 8.71% per annum in the case of the Series H Notes or (b) 2% over the rate of interest publicly announced by Keybank National Association in Cleveland, Ohio as its "reference" rate.

"Disposition Value" means, at any time, with respect to any property

(a) in the case of property that does not constitute Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by Cedar L.P., and

(b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such Subsidiary Stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock or similar equity interests of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock or similar equity interests are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by Cedar L.P.

"Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

"ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with any Obligor under Section 414 of the Code.

"Event of Default" is defined in Section 11.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date of determination and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

"Funded Debt" of any Person means (a) all Indebtedness of such Person for borrowed money or which has been incurred in connection with the acquisition of assets in each case having a final maturity of one or more than one year from the date of origin thereof (or which is renewable or extendible at the option of the obligor for a period or periods more than one year from the date of origin), including all payments in respect thereof that are required to be made within one year from the date of any determination of Funded Debt, whether or not the obligation to make such payments shall constitute a current liability of the obligor under GAAP, (b) all Capitalized Rentals of such Person, and (c) all Guaranties by such Person of Funded Debt of others; provided that, notwithstanding the maturity of such Indebtedness, "Funded Debt" shall not include Revolver Debt of such Person but shall include any term debt having a final maturity of one or more than one year regardless of whether such term debt originally constituted, or was converted from, Revolver Debt.

"GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

"Governmental Authority" means

(a) the government of

(1) the United States of America or any State or other political subdivision thereof, or

(2) any jurisdiction in which any Obligor or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of any Obligor or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

"Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such Indebtedness or obligation or any property constituting security therefor;

(b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

(d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

"holder" or "Holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by Cedar L.P. pursuant to Section 13.1.

"Indebtedness" with respect to any Person means, at any time, without duplication,

(a) its liabilities for borrowed money;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capitalized Leases;

(d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money), excluding undrawn amounts in respect of letters of credit securing liabilities incurred in connection with worker's compensation, unemployment insurance, social security, retirement benefits and other like laws; and

(f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

"Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

"Interest Expense" of Cedar L.P. and its Subsidiaries for any period means all interest (including the interest component on Rentals on Capitalized Leases) and all amortization of debt discount and expense on any particular Indebtedness (including, without limitation, payment-in-kind, zero coupon and other like Securities) for which such calculations are being made. Computations of Interest Expense on a pro forma basis for Indebtedness having a variable interest rate shall be calculated at the rate in effect on the date of any determination.

"Investments" means all investments, in cash or by delivery of property, made directly or indirectly in any property or assets or in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or Securities or by loan, advance, capital contribution or otherwise; provided that "Investments" shall not mean or include routine investments in property to be used or consumed in the ordinary course of business.

"Knott's" means Knott's Berry Farm, a California general partnership and any Person who succeeds to all, or substantially all, of the assets and business of Knott's Berry Farm.

"Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capitalized Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

"Magnum" means Magnum Management Corporation, an Ohio corporation and any Person who succeeds to all, or substantially all, of the assets and business of Magnum Management Corporation.

"Make-Whole Amount" is defined in Section 8.6.

"Material" means material in relation to the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries, taken as a whole.

"Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Obligors and their Subsidiaries, taken as a whole, or (b) the ability of the Obligors to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

"Memorandum" is defined in Section 5.3.

"Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

"Net Proceeds Amount" means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

(a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) allocated to such Person in respect of such Transfer, net of any applicable taxes incurred in connection with such Transfer, minus

(b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

"Notes" is defined in Section 1.

"Obligors" is defined in the introductory paragraph hereof.

"Officer's Certificate" means, with respect to any Obligor, a certificate of a Senior Financial Officer or of any other officer of such Obligor whose responsibilities extend to the subject matter of such certificate.

"Other Agreements" is defined in Section 2.1.

"Other Purchasers" is defined in Section 2.1.

"PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

"Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

"Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by any Obligor or any ERISA Affiliate or with respect to which any Obligor or any ERISA Affiliate may have any liability.

"property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

"Property Reinvestment Application" means, with respect to any Transfer of property constituting an Asset Disposition, the application of an amount equal to the Net Proceeds Amount with respect to such Transfer to the acquisition by any Obligor or any of its Subsidiaries of operating assets for the Obligors or any Subsidiary to be used in the principal business of such Person.

"Prudential Guaranty" means any Guaranty delivered by a Subsidiary that is an Obligor or Subsidiary Guarantor for the benefit of the Prudential Noteholders and pursuant to the terms of the Prudential Note Agreement which guaranties the obligations of one or more Obligors thereunder.

"Prudential Note Agreement" means collectively (a) that certain Note Purchase and Private Shelf Agreement dated as of January 28, 1998 among the Cedar L.P., Knott's, The Prudential Insurance Company of America and the other financial institutions from time to time parties thereto, as from time to time extended, supplemented, amended, restated or otherwise modified, and including any refinancing or replacement, in whole or in part, of such Agreement and (b) that certain Private Shelf Agreement dated as of August 24, 1994 among Cedar L.P., The Prudential Insurance Company of America and the other financial institutions from time to time parties thereto, as from time to time extended, supplemented, amended, restated or otherwise modified, and including any refinancing or replacement, in whole or in part, of such Agreement.

"Prudential Noteholders" shall mean The Prudential Insurance Company of America and any other financial institution which is now, or hereafter becomes, a holder of a note issued under a Prudential Note Agreement.

"PTE" is defined in Section 6.2(a).

"QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

"Rentals" means and include as of the date of any determination thereof all fixed payments (including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the property) payable by Cedar L.P. or a Subsidiary, as lessee or sublessee under a lease of real or personal property, but shall be exclusive of any amounts required to be paid by Cedar L.P. or a Subsidiary (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

"Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Obligor or any of its Affiliates).

"Responsible Officer" means, with respect to any Obligor, any Senior Financial Officer and any other officer of such Obligor or the general partner of such Obligor with responsibility for the administration, with respect to such Obligor, of the relevant portion of this Agreement.

"Revolver Debt" means as of the date of any determination thereof all Indebtedness of a Person under a revolving credit agreement which, by its terms, permits the re-borrowing of amounts re-paid under such agreement, subject to customary requirements.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Security" has the meaning set forth in Section 2(1) of the Securities Act of 1933.

"Senior Indebtedness" means any Indebtedness of any Obligor or any Subsidiary, other than Subordinated Indebtedness.

"Senior Financial Officer" means, with respect to any Obligor, the chief financial officer, principal accounting officer, treasurer or comptroller of such Obligor or the general partner of such Obligor.

"Series D Notes" is defined in Section 1.

"Series E Notes" is defined in Section 1.

"Series F Notes" is defined in Section 1.

"Series G Notes" is defined in Section 1.

"Series H Notes" is defined in Section 1.

"Significant Subsidiary" means at any time (1) each Subsidiary Guarantor and (2) any other Subsidiary that would at such time constitute a "significant subsidiary" (as such term is defined in Regulation S-X of the Securities and Exchange Commission as in effect on the date of the first Closing) of Cedar L.P.

"Source" is defined in Section 6.2.

"Subordinated Indebtedness" means any Indebtedness of any Obligor for which the right of payment or security is subordinated in respect of Indebtedness evidenced by the Notes.

"Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of any Obligor.

"Subsidiary Guarantors" is defined in Section 2.2(a).

"Subsidiary Guaranty" is defined in Section 2.2(a).

"Subsidiary Stock" means, with respect to any Person, the stock (or any options or warrants to purchase stock or similar equity interests or other Securities exchangeable for or convertible into stock or similar equity interests) of any Subsidiary of such Person.

"Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock. For purposes of determining the application of the Net Proceeds Amount in respect of any Transfer, any Obligor may designate any Transfer as one or more separate Transfers each yielding a separate Net Proceeds Amount. In any such case, (a) the Disposition Value of any property subject to each such separate Transfer and (b) the amount of Consolidated Total Assets attributable to any property subject to each such separate Transfer shall be determined by ratably allocating the aggregate Disposition Value of, and the aggregate Consolidated Total Assets attributable to, all property subject to all such separate Transfers to each such separate Transfer on a proportionate basis.

"Wholly-Owned Subsidiary" means any Subsidiary all of the equity interests (except directors' qualifying shares) and voting interests and Indebtedness of which are owned by any one or more of the Obligors and the Obligors' other Wholly-Owned Subsidiaries.

Schedule 4.11

Changes in Corporate Structure

None

Schedule 5.3

Disclosure Materials

None

Schedule 5.4

Subsidiaries of the Obligors and Ownership of Subsidiary Stock

Subsidiaries of the Obligors
Entity Name	Owned By
Cedar Fair, L.P. (Delaware limited partnership)	99.90% ..10%	Limited Partners Cedar Fair Management Co.
Magnum Management Corporation (Ohio C-corporation)	100.00%	Cedar Fair, L.P.
Cedar Fair (Ohio general partnership)	56.25% 34.75% 9.00%	Magnum Management Corporation Cedar Fair, L.P. Knott's Berry Farm
	(2001%'s - change each year)
Knott's Berry Farm (California general partnership)	99.90% ..10%	Cedar Fair, L.P. Magnum Management Corporation
Michigan's Adventure, Inc. (Mich. C-corporation)	100.00%	Magnum Management Corporation (wholly-owned subsidiary)
Boeckling, L.P. (Ohio limited partnership)	99.90% ..10%	Cedar Fair, L.P. Magnum Management Corporation
Cedar Point of Michigan, Inc. (Mich. C-corporation)	100.00%	Magnum Management Corporation (wholly-owned subsidiary)
Cedar Point, Inc. (Ohio C-corporation)	100.00%	Magnum Management Corporation (wholly-owned subsidiary)

Liens on Capital Stock of Subsidiaries of the Obligors

None

Legal restrictions or agreements which restrict the ability of Subsidiaries to pay dividends out of profits to an Obligor or any of its Subsidiaries

None

Schedule 5.5

Financial Statements

Form 10-Q for quarter ended September 30, 2001

Form 10-K for year ended December 31, 2000.

Schedule 5.8

Certain Litigation

None

Schedule 5.11

Patents, etc.

None

Schedule 5.14

Use of Proceeds

The proceeds from the sale of the Notes will be used to refinance existing Indebtedness under the Bank Credit Agreement.

Schedule 5.15

Existing Indebtedness

Indebtedness of the Obligors and their Subsidiaries outstanding on January 31, 2002

Obligor	Creditor	Description of Indebtedness (including interest rate)	Collateral (if any)	Maturity	Outstanding Principal Amount ($000's)
Cedar Fair, L.P.	The Prudential Insurance Company of America	8.43% Series A Senior Notes	None	8/24/06	50,000
Cedar Fair, L.P. and Knott's Berry Farm	The Prudential Insurance Company of America	6.68% Series B Senior Notes	None	8/24/11	50,000
Cedar Fair, L.P. and Knott's Berry Farm	The Prudential Insurance Company of America, Hartford Life Insurance Company and Medica Health Plan	6.40% Series C Senior Notes	None	8/24/08	50,000
Cedar Fair, L.P. Cedar Fair, Magnum Management Corp., and Knott's Berry Farm	Key Bank National Association as Agent and seven other banks	Variable rate revolving credit borrowings	None	11/25/04	244,900

Schedule 5.19

Existing Investments

None

Form of Note

Cedar Fair, L.P.

Cedar Fair

Magnum Management Corporation

Knott's Berry Farm

5.66% Senior Notes, Series D, due February 8, 2007

No. DR-___ ___________, _____

$____________ PPN 15019* AA5

For Value Received, the undersigned, Cedar Fair, L.P., a Delaware limited partnership ("Cedar L.P."), Cedar Fair, an Ohio general partnership ("Cedar"), Magnum Management Corporation, an Ohio corporation ("Magnum"), Knott's Berry Farm, a California general partnership ("Knott's"); Knott's together with Cedar L.P., Cedar and Magnum, are each hereinafter individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally agree to pay to _________________, or registered assigns, the principal sum of _________________ Dollars on February 8, 2007, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 5.66% per annum from the date hereof, payable semiannually, on the eighth day of February and August in each year, commencing with the February 8 or August 8 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 7.66% or (2) 2% over the rate of interest publicly announced by Keybank National Association from time to time in Cleveland, Ohio as its "reference" rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Keybank National Association or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

This Note is one of the 5.66% Senior Notes, Series D, due February 8, 2007 (the "Series D Notes") of the Obligors in the aggregate principal amount of $20,000,000 which, together with the Obligors' $20,000,000 aggregate principal amount of 6.56% Senior Notes, Series E, due February 8, 2012 (the "Series E Notes"), (c) $20,000,000 aggregate principal amount of 6.61% Senior Notes, Series F, due February 8, 2013 (the "Series F Notes"), (d) $20,000,000 aggregate principal amount of 6.66% Senior Notes, Series G, due February 8, 2014 (the "Series G Notes") and (e) $20,000,000 aggregate principal amount of 6.71% Senior Notes, Series H, due February 8, 2015 (the "Series H Notes"; the Series D Notes, the Series E Notes, the Series F Notes, the Series G Notes and the Series H Notes being hereinafter collectively referred to as the "Notes") of the Obligors were issued pursuant to separate Note Purchase Agreements, each dated as of February 8, 2002 (as from time to time amended, collectively, the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of Ohio, excluding choice-of-law principles of the law of such State which would require application of the laws of the jurisdiction other than such State.

Cedar Fair, L.P.

By: Cedar Fair Management Company,
its Managing General Partner

By

Its

Cedar Fair

By: Magnum Management Corporation, its Managing General Partner

By

Its

Magnum Management Corporation

By

Its

Knott's Berry Farm

By: Cedar Fair, L.P.,

its Managing General Partner

By: Cedar Fair Management Company,

its Managing General Partner

By

Its

Form of Note

Cedar Fair, L.P.

Cedar Fair

Magnum Management Corporation

Knott's Berry Farm

6.56% Senior Notes, Series E, due February 8, 2012

No. ER-___ ___________, _____

$____________ PPN 15019* AB3

For Value Received, the undersigned, Cedar Fair, L.P., a Delaware limited partnership ("Cedar L.P."), Cedar Fair, an Ohio general partnership ("Cedar"), Magnum Management Corporation, an Ohio corporation ("Magnum"), Knott's Berry Farm, a California general partnership ("Knott's"); Knott's together with Cedar L.P., Cedar and Magnum, are each hereinafter individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally agree to pay to _________________, or registered assigns, the principal sum of _________________ Dollars on February 8, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.56% per annum from the date hereof, payable semiannually, on the eighth day of February and August in each year, commencing with the February 8 or August 8 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 8.56% or (2) 2% over the rate of interest publicly announced by Keybank National Association from time to time in Cleveland, Ohio as its "reference" rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Keybank National Association or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

This Note is one of the 6.56% Senior Notes, Series E, due February 8, 2012 (the "Series E Notes") of the Obligors in the aggregate principal amount of $20,000,000 which, together with the Obligors' $20,000,000 aggregate principal amount of 5.66% Senior Notes, Series D, due February 8, 2007 (the "Series D Notes"), $20,000,000 aggregate principal amount of 6.61% Senior Notes, Series F, due February 8, 2013 (the "Series F Notes"), $20,000,000 aggregate principal amount of 6.66% Senior Notes, Series G, due February 8, 2014 (the "Series G Notes") and $20,000,000 aggregate principal amount of 6.71% Senior Notes, Series H, due February 8, 2015 (the "Series H Notes"; the Series D Notes, the Series E Notes, the Series F Notes, the Series G Notes and the Series H Notes being hereinafter collectively referred to as the "Notes") of the Obligors, were issued pursuant to separate Note Purchase Agreements, each dated as of February 8, 2002 (as from time to time amended, collectively, the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of Ohio, excluding choice-of-law principles of the law of such State which would require application of the laws of the jurisdiction other than such State.

Cedar Fair, L.P.

By: Cedar Fair Management Company,
its Managing General Partner

By

Its

Cedar Fair

By: Magnum Management Corporation, its Managing General Partner

By

Its

Magnum Management Corporation

By

Its

Knott's Berry Farm

By: Cedar Fair, L.P.,

its Managing General Partner

By: Cedar Fair Management Company,

its Managing General Partner

By

Its

Form of Note

Cedar Fair, L.P.

Cedar Fair

Magnum Management Corporation

Knott's Berry Farm

6.61% Senior Notes, Series F, due February 8, 2013

No. FR-___ ___________, _____

$____________ PPN 15019* AC1

For Value Received, the undersigned, Cedar Fair, L.P., a Delaware limited partnership ("Cedar L.P."), Cedar Fair, an Ohio general partnership ("Cedar"), Magnum Management Corporation, an Ohio corporation ("Magnum"), Knott's Berry Farm, a California general partnership ("Knott's"); Knott's together with Cedar L.P., Cedar and Magnum, are each hereinafter individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally agree to pay to _________________, or registered assigns, the principal sum of _________________ Dollars on February 8, 2013, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.61% per annum from the date hereof, payable semiannually, on the eighth day of February and August in each year, commencing with the February 8 or August 8 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 8.61% or (2) 2% over the rate of interest publicly announced by Keybank National Association from time to time in Cleveland, Ohio as its "reference" rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Keybank National Association or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

This Note is one of the 6.61% Senior Notes, Series F, due February 8, 2013 (the "Series F Notes") of the Obligors in the aggregate principal amount of $20,000,000 which, together with the Obligors' $20,000,000 aggregate principal amount of 5.66% Senior Notes, Series D, due February 8, 2007 (the "Series D Notes"), $20,000,000 aggregate principal amount of 6.56% Senior Notes, Series E, due February 8, 2012 (the "Series E Notes"), $20,000,000 aggregate principal amount of 6.66% Senior Notes, Series G, due February 8, 2014 (the "Series G Notes") and $20,000,000 aggregate principal amount of 6.71% Senior Notes, Series H, due February 8, 2015 (the "Series H Notes"; the Series D Notes, the Series E Notes, the Series F Notes, the Series G Notes and the Series H Notes being hereinafter collectively referred to as the "Notes") of the Obligors, were issued pursuant to separate Note Purchase Agreements, each dated as of February 8, 2002 (as from time to time amended, collectively, the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of Ohio, excluding choice-of-law principles of the law of such State which would require application of the laws of the jurisdiction other than such State.

Cedar Fair, L.P.

By: Cedar Fair Management Company,
its Managing General Partner

By

Its

Cedar Fair

By: Magnum Management Corporation, its Managing General Partner

By

Its

Magnum Management Corporation

By

Its

Knott's Berry Farm

By: Cedar Fair, L.P.,

its Managing General Partner

By: Cedar Fair Management Company,

its Managing General Partner

By

Its

Form of Note

Cedar Fair, L.P.

Cedar Fair

Magnum Management Corporation

Knott's Berry Farm

6.66% Senior Notes, Series G, due February 8, 2014

No. GR-___ ___________, _____

$____________ PPN 15019* AD9

For Value Received, the undersigned, Cedar Fair, L.P., a Delaware limited partnership ("Cedar L.P."), Cedar Fair, an Ohio general partnership ("Cedar"), Magnum Management Corporation, an Ohio corporation ("Magnum"), Knott's Berry Farm, a California general partnership ("Knott's"); Knott's together with Cedar L.P., Cedar and Magnum, are each hereinafter individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally agree to pay to _________________, or registered assigns, the principal sum of _________________ Dollars on February 8, 2014, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.66% per annum from the date hereof, payable semiannually, on the eighth day of February and August in each year, commencing with the February 8 or August 8 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 8.66% or (2) 2% over the rate of interest publicly announced by Keybank National Association from time to time in Cleveland, Ohio as its "reference" rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Keybank National Association or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

This Note is one of the 6.66% Senior Notes, Series G, due February 8, 2014 (the "Series G Notes") of the Obligors in the aggregate principal amount of $20,000,000 which, together with the Obligors' $20,000,000 aggregate principal amount of 5.66% Senior Notes, Series D, due February 8, 2007 (the "Series D Notes"), $20,000,000 aggregate principal amount of 6.56% Senior Notes, Series E, due February 8, 2012 (the "Series E Notes"), $20,000,000 aggregate principal amount of 6.61% Senior Notes, Series F, due February 8, 2013 (the "Series F Notes")and $20,000,000 aggregate principal amount of 6.71% Senior Notes, Series H, due February 8, 2015 (the "Series H Notes"; the Series D Notes, the Series E Notes, the Series F Notes, the Series G Notes and the Series H Notes being hereinafter collectively referred to as the "Notes") of the Obligors, were issued pursuant to separate Note Purchase Agreements, each dated as of February 8, 2002 (as from time to time amended, collectively, the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of Ohio, excluding choice-of-law principles of the law of such State which would require application of the laws of the jurisdiction other than such State.

Cedar Fair, L.P.

By: Cedar Fair Management Company,
its Managing General Partner

By

Its

Cedar Fair

By: Magnum Management Corporation, its Managing General Partner

By

Its

Magnum Management Corporation

By

Its

Knott's Berry Farm

By: Cedar Fair, L.P.,

its Managing General Partner

By: Cedar Fair Management Company,

its Managing General Partner

By

Its

Form of Note

Cedar Fair, L.P.

Cedar Fair

Magnum Management Corporation

Knott's Berry Farm

6.71% Senior Notes, Series H, due February 8, 2015

No. HR-___ ___________, _____

$____________ PPN 15019* AE7

For Value Received, the undersigned, Cedar Fair, L.P., a Delaware limited partnership ("Cedar L.P."), Cedar Fair, an Ohio general partnership ("Cedar"), Magnum Management Corporation, an Ohio corporation ("Magnum"), Knott's Berry Farm, a California general partnership ("Knott's"); Knott's together with Cedar L.P., Cedar and Magnum, are each hereinafter individually referred to as an "Obligor" and collectively as the "Obligors"), jointly and severally agree to pay to _________________, or registered assigns, the principal sum of _________________ Dollars on February 8, 2015, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 6.71% per annum from the date hereof, payable semiannually, on the eighth day of February and August in each year, commencing with the February 8 or August 8 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 8.71% or (2) 2% over the rate of interest publicly announced by Keybank National Association from time to time in Cleveland, Ohio as its "reference" rate.

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Keybank National Association or at such other place as the Obligors shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

This Note is one of the 6.71% Senior Notes, Series H, due February 8, 2015 (the "Series H Notes") of the Obligors in the aggregate principal amount of $20,000,000 which, together with the Obligors' $20,000,000 aggregate principal amount of 5.66% Senior Notes, Series D, due February 8, 2007 (the "Series D Notes"), $20,000,000 aggregate principal amount of 6.56% Senior Notes, Series E, due February 8, 2012 (the "Series E Notes"), $20,000,000 aggregate principal amount of 6.61% Senior Notes, Series F, due February 8, 2013 (the "Series F Notes") and $20,000,000 aggregate principal amount of 6.66% Senior Notes, Series G, due February 8, 2014 (the "Series G Notes"; the Series D Notes, the Series E Notes, the Series F Notes, the Series G Notes and the Series H Notes being hereinafter collectively referred to as the "Notes") of the Obligors, were issued pursuant to separate Note Purchase Agreements, each dated as of February 8, 2002 (as from time to time amended, collectively, the "Note Purchase Agreements"), among the Obligors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Obligors may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Obligors will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of Ohio, excluding choice-of-law principles of the law of such State which would require application of the laws of the jurisdiction other than such State.

Cedar Fair, L.P.

By: Cedar Fair Management Company,
its Managing General Partner

By

Its

Cedar Fair

By: Magnum Management Corporation, its Managing General Partner

By

Its

Magnum Management Corporation

By

Its

Knott's Berry Farm

By: Cedar Fair, L.P.,

its Managing General Partner

By: Cedar Fair Management Company,

its Managing General Partner

By

Its

Form of Opinion of Special Counsel
to the Obligors

The closing opinion of Squire, Sanders & Dempsey, L.L.P. counsel for the Obligors, which is called for by Section 4.4 of the Agreement, shall be dated the date of the Closing and addressed to you and the Other Purchasers, shall be satisfactory in scope and form to you and the Other Purchasers and shall be to the effect that:

[to come]

Form of Opinion of Special Counsel
to the Purchasers

The closing opinion of Chapman and Cutler, special counsel to you and the Other Purchasers, called for by Section 4.4 of the Agreement, shall be dated the date of the Closing and addressed to you and the Other Purchasers, shall be satisfactory in form and substance to you and the Other Purchasers and shall be to the effect that:

[to come]